Execution Copy

EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement"), dated as of April 22, 2004, is by and among ENERQUEST OIL & GAS, LTD., a Texas limited partnership, whose address is 303 W. Wall, Suite 1400, Midland, Texas 79701 ("EnerQuest"); DINGUS INVESTMENTS, INC., a Texas corporation, whose address is P. O. Box 11120, Midland, Texas 79702 ("Dingus"); CRUMP FAMILY PARTNERSHIP, LTD., a Texas limited partnership, whose address is P. O. Box 50820, Midland, Texas 79710 (“Crump”); LONE STAR OIL & GAS, INC., a Texas corporation, whose address is P. O. Box  2735, Midland, Texas 79702 (“Lone Star”); KITE ROYALTY CO., LLC, an Oklahoma limited liability company, whose address is P. O. Box 54926, Oklahoma City, Oklahoma 73154 (“Kite”); WHITE STAR ROYALTY CO., LLC, an Oklahoma limited liability company, whose address is P. O. Box 18693, Oklahoma City, Oklahoma 73154 (“White Star”);JHJ OIL, LLC, a Texas limited liability company, whose address is P. O. Box 251222, Plano, Texas 75025 ("JHJ"); MCH OIL, LLC, a Texas limited liability company, whose address is P. O. Box 251222, Plano, Texas 75025 ("MCH"); CHRISTOPHER P. RENAUD AND WIFE, COURTNEY H. RENAUD, whose address is P. O. Box 11301, Midland, Texas 79702; ERAM ALI AND WIFE, VICKI J. ALI, whose address is P. O. Box 81052, Midland, Texas 79702; DOUGLAS H. CHRISTENSEN AND WIFE, CHERYL A. CHRISTENSEN, whose address is P. O. Box 3790, Midland, Texas 79702; and DAVID H. ARRINGTON AND WIFE, SHELLY ARRINGTON, whose address is P. O. Box 2071, Midland, Texas 79702 (collectively, “Seller” or "Sellers"), and ARENA RESOURCES INC., a Nevada corporation, whose address is 4920 South Lewis, Suite 107, Tulsa, Oklahoma 74105 ("Buyer").  Seller and Buyer are sometimes together referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, Seller owns certain oil and gas leasehold interests and related assets more fully described on the exhibits hereto; and

WHEREAS, Seller desires to sell and Buyer desires to acquire these interests and related assets on the terms and conditions hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Seller and Buyer hereby agree as follows:

ARTICLE . - DEFINITIONS

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"Agreement" shall mean this Purchase and Sale Agreement between Seller and Buyer.

1.2.

“Allocated Value” shall mean that portion of the unadjusted Purchase Price allocated to any Asset by Buyer, with Seller’s concurrence, as reflected on the Exhibit “B” that is attached hereto.

.3.

"Assets" shall mean all of the Seller’s right, title, and interest in and to the following described assets and properties (except to the extent constituting Excluded Assets):

()

the Leases;

(b)

the Surface Interest;

(c)

the Personal Property and Incidental Rights; and

(d)

the Inventory Hydrocarbons

.4.

"Assumed Obligations" shall mean, to the extent, and only to the extent, of the proportionate interest in the Assets that Buyer acquires from Seller at Closing, the following:

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all Environmental Obligations or Liabilities associated with the ownership, operation or use of the Assets that arise out of the ownership, operation, or use of the Assets  after the Effective Time;

(b)

all obligations with respect to gas production, sales or, subject to Article 18, processing imbalances with third parties;

(c)

all liabilities, duties, and obligations that arise out of the ownership, operation or use of the Assets after the Effective Time; and

(d)

all obligations for payment of amounts held in suspense with respect to the Assets by Seller for the account of third parties as of the Closing Date.

.5.

"Closing" shall be as defined in Section 13.1.

.6.

"Closing Date" shall be as defined in Section 13.1.

.7.

"Effective Time" shall mean 7:00 a.m., local time, on March 1, 2004.

1.8

“Environmental Defect” shall mean:  (i) a condition or activity with respect to an Asset that is in violation of any federal or state statute or regulation (“Environmental Law”) relating to natural resources, conservation, the environment, or the emission, release, storage, treatment, disposal, transportation, handling or management of industrial or solid waste, hazardous waste,  hazardous or toxic substances, chemicals or pollutants, petroleum, including crude oil, natural gas, natural gas liquids, or liquefied natural gas, and any wastes associated with the exploration and production of oil and gas (“Regulated Substances”); or (ii) the presence of Regulated Substances in the soil, groundwater, or surface water in, on, at or under an Asset in any manner or quantity which is required to be remediated by Environmental Law or by any applicable action or guidance levels or other standards published by any governmental agency with jurisdiction over the Assets.

.9.

"Environmental Obligations or Liabilities" shall mean all liabilities,  obligations, expenses (including, without limitation, all attorneys' fees), fines, penalties, costs, claims, suits or damages (including natural resource damages) of any nature, associated with the Assets and attributable to or resulting from:  () pollution or contamination of soil, groundwater or air, on the Assets and any other contamination of or adverse effect upon the environment, () underground injection activities and waste disposal, () clean-up responses, remedial, control or compliance costs, including the required cleanup or remediation of spills, pits, ponds, or lagoons, including any subsurface or surface pollution caused by such spills, pits, ponds, or lagoons, () noncompliance with applicable land use, permitting, surface disturbance, licensing or notification requirements, () all obligations for plugging, replugging and abandoning any wells, the restoration of any well sites, tank battery sites and gas plant sites, the proper removal, disposal and abandonment of any wastes or fixtures, and the proper capping and burying of all flow lines, which are included in the Assets; and (vi) violation of any Environmental Law.

.10.

"Excluded Assets" shall mean the following:

()

all of Seller's royalty, overriding royalty and fee mineral interests in the Leases, in the lands covered by the Leases and/or in lands pooled, unitized or communitized with lands covered by the Leases, except Seller’s interest in the Wrather Term Royalty Interest;

(b)

() all trade credits, accounts receivable, notes receivable and other receivables attributable to Seller's interest in the Assets with respect to any period of time prior to the Effective Time; () all deposits, cash, checks in process of collection, cash equivalents and funds attributable to Seller's interest in the Assets with respect to any period of time prior to the Effective Time; and () subject to Article 18, all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets prior to the Effective Time;

(c)

all corporate, financial, and tax records, economic evaluations and reserve reports of Seller and all records that are subject to the attorney/client or work product privilege (other than any and all title opinions covering any interest in the Assets); however, Buyer shall be entitled to receive copies of any tax records which directly relate to any Assumed Obligations, or which are necessary for Buyer's ownership, administration, or operation of the Assets;

(d)

all claims and causes of action of Seller arising from acts, omissions or events, or damage to or destruction of the Assets, occurring prior to the Effective Time;

(e)

except as otherwise provided in Article 15, all rights, titles, claims and interests of Seller relating to the Assets prior to the Effective Time () under any policy or agreement of insurance or indemnity; () under any bond; or () to any insurance or condemnation proceeds or awards;

(f)

all Hydrocarbons produced from or attributable to the Assets with respect to all periods prior to the Effective Time, together with all proceeds from or of such Hydrocarbons, except the Inventory Hydrocarbons;

(g)

claims of Seller for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem or any other taxes attributable to any period prior to the Effective Time, or income or franchise taxes;

(h)

all amounts due or payable to Seller as adjustments or refunds under any contracts or agreements (including take-or-pay claims) affecting the Assets, respecting periods prior to the Effective Time;

(i)

all amounts due or payable to Seller as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time;

(j)

all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets, and all accounts receivable attributable to the Assets, prior to the Effective Time;

(k)

all of Seller's intellectual property, including, but not limited to, proprietary computer software, patents, trade secrets, copyrights, names, marks and logos; and

(l)

all of Seller's remote terminal units,  automobiles and trucks located on or used in connection with the Assets.

.11.

"Hydrocarbons" shall mean crude oil, natural gas, casinghead gas,  condensate, sulphur, natural gas liquids and other liquid or gaseous hydrocarbons (including CO2), and shall also refer to all other minerals of every kind and character which may be covered by or included in the  Assets.

.12.

"Inventory Hydrocarbons" shall mean all merchantable oil and condensate (for oil or liquids in storage tanks, being only the oil or liquids physically above the top of the inlet connection into such tanks) produced from or attributable to the Assets prior to the Effective Time which have not been sold by Seller and are in storage at the Effective Time.

.13.

"Leases" shall mean, except to the extent constituting Excluded Assets, any and all interests owned by Seller in and to (i) the oil, gas and/or mineral leases described on Exhibit A, and (ii) the Wrather Term Royalty Interest.

.14.

"Performance Deposit" shall be as defined in Section 3.2.

.15.

"Personal Property and Incidental Rights" shall mean all right, title and interest of Seller in and to or derived from the following insofar as the same do not constitute Excluded Assets and are attributable to, appurtenant to, incidental to, or used for the operation of the Leases:

()

 all easements, rights-of-way, permits, licenses, servitudes or other interests;

()

all wells, equipment and other personal property, inventory, spare parts, tools, fixtures, pipelines, platforms, tank batteries, appurtenances, and improvements situated upon the Leases and used or held for use in connection with the development or operation of the Leases or the production, treatment, storage, compression, processing or transportation of Hydrocarbons from or in the Leases;

()

all contracts, agreements, and title instruments to the extent attributable to and affecting the Assets in existence at Closing, including all Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing, and fractionating contracts, and joint operating agreements; and

()

originals of all lease files, land files, well files, production records, division order files, abstracts, title opinions, and contract files, insofar as the same are directly related to the Leases; including, without limitation, all seismic, geological, geochemical, and geophysical information and data, to the extent that such data is not subject to any third party restrictions, but excluding Seller's proprietary interpretations of same.

1.16.

"Purchase Price" shall be as defined in Section 3.1.

1.17.

“Retained Obligations” shall mean all liabilities, duties, and obligations (including any Environmental Obligations or Liabilities) that arise out of the ownership, operation or use of the Assets prior to the Effective Time, except those specifically included in the definition of “Assumed Obligations.”

        1.18.

“Surface Interest” shall mean the interest of EnerQuest in the surface estate of the SW/4, and the S/2 of Lot 3 and all of Lot 4, in Section 29, and of the NE/4 SE/4 of Section 30, all in Township 18 South, Range 39 East, N.M.P.M., Lea County, New Mexico.

       1.19.

“Wrather Term Royalty Interest” shall mean that certain term royalty interest in the NE/4 of Section 30, T-18-S, R-29-E, Lea County, New Mexico, limited in depth from the surface to the base of the San Andres formation, acquired by David Wrather from Russell T. Rudy and wife, Kathy J. Rudy, pursuant to Deed of Term Royalty in Lease dated May 1,1996, recorded in Volume 799, Page 485, Lea County Records, Lea County, New Mexico.

ARTICLE . - AGREEMENT TO PURCHASE AND SELL

Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer and Buyer agrees to purchase and pay for the Assets and to assume the Assumed Obligations.

ARTICLE . - PURCHASE PRICE AND PAYMENT

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Purchase Price.

Subject to adjustment as set forth below, the Purchase Price for the Assets shall be NINE MILLION NINTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-TWO AND 70/100 DOLLARS ($9,097,772.70), allocated among the Assets as provided in Exhibit B.

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Performance Deposit.

Immediately upon the execution hereof, Buyer shall tender to Seller, by bank wire transfer or cashier’s check, a Performance Deposit in the amount of One Million and No/100 Dollars ($1,000,000), which Performance Deposit shall be non-interest-bearing and refundable only as provided herein.   As provided in Article 13 below, the Performance Deposit shall be applied against the Purchase Price at Closing.

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Final Settlement/Purchase Price Adjustments.

Within 90 days after Closing, Seller shall provide to Buyer, for Buyer's concurrence, an accounting (the "Final Settlement Statement") of the actual amounts of Seller's and Buyer's Credits for the adjustment set out in this Section 3.3.  Buyer shall have the right for 30 days after receipt of the Final Settlement Statement to audit and take exceptions to such adjustments.  The Parties shall attempt to resolve any disagreements on a best efforts basis.   Those credits agreed upon by Buyer and Seller shall be netted and the final settlement shall be paid as directed in writing by the receiving party, on final adjustment by the party owing it (the "Final Settlement").

The Purchase Price shall be adjusted as follows:

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The Purchase Price shall be adjusted upward by the following ("Seller's Credits"):

()

the value of () all Inventory Hydrocarbons, such value to be based upon the prevailing market value for crude oil in effect as of the Effective Time adjusted for grade and gravity, less taxes and transportation fees deducted by the purchaser of such oil, such oil to be measured at the Effective Time by the operators of the Assets; and () the value of all of Seller's unsold inventory of gas plant products, if any, attributable to the Leases at the Effective Time valued in the same manner as if such products had been sold under the contract then in existence between Seller and the purchaser of such products or, if there is no such contract, valued in the same manner as if said products had been sold at the posted price for said products;

()

the amount of all production expenses, operating expenses and expenditures incurred by Seller and attributable to the operation of the Assets after the Effective Time;

(3)

an amount equal to the sum of any upward adjustments provided elsewhere in this Agreement; and

(4)

any other amount agreed upon by Seller and Buyer in writing prior to Closing.

()

The Purchase Price shall be adjusted downward by the following ("Buyer's Credits"):

()

the total collected sales value of all Hydrocarbons produced and sold by the Seller after the Effective Time, all of which are attributable to the Assets, and any other monies collected by the Seller with respect to the ownership or operation of the Assets after the Effective Time.

()

the amount of all unpaid ad valorem, property, production, excise, severance and similar taxes and assessments (but not including income taxes), which taxes and assessments are outstanding  or accrue to the Assets prior to the Effective Time, which amount shall, where possible, be computed based upon the tax rate and values applicable to the tax period in question; otherwise, the amount of the adjustment under this paragraph shall be computed based upon such taxes assessed against the applicable portion of the Assets for the immediately preceding tax period just ended;

()

an amount equal to the sum of any downward adjustments provided elsewhere in this Agreement, specifically including, but not limited to, any Environmental Defect Values or Title Defect Values, as determined, respectively, pursuant to the terms of Articles 7 and 8 below ;

(4)

an amount equal to the sum of amounts held in suspense by Seller for the account of third parties (obligations for payment of which amounts to such third parties Buyer shall assume at Closing); and

(5)

any other amount agreed upon by Seller and Buyer in writing prior to Closing.

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Seller shall prepare and deliver to Buyer, at least five "Business Days" prior to Closing, Seller's estimate of the adjusted Purchase Price to be paid at Closing, together with a preliminary statement setting forth Seller's estimate of the amount of each adjustment to the Purchase Price to be made pursuant to this Section 3.3.  The Parties shall negotiate in good faith and attempt to agree on such estimated adjustments prior to Closing.  In the event any estimated adjustment amounts are not agreed upon prior to Closing, the estimate of the adjusted Purchase Price for purposes of Closing shall be calculated based on Seller's and Buyer's agreed upon estimated adjustments and Seller's good faith estimate of any disputed amounts (and any such disputes shall be resolved by the parties in connection with the resolution of the Final Settlement Statement).

ARTICLE . – SELLERS' REPRESENTATIONS AND WARRANTIES

Sellers severally (not joint and severally) represent and warrant to Buyer as of the date hereof, and the Closing Date as follows:

()

EnerQuest represents to Buyer that EnerQuest is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the state of Texas;  Dingus represents to Buyer that Dingus is a Texas corporation duly organized, validly existing and in good standing under the laws of the state of Texas; Crump represents to Buyer that Crump is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the state of Texas; Lone Star represents to Buyer that Lone Star is a Texas corporation duly organized, validly existing and in good standing under the laws of the state of Texas; Kite represents to Buyer that Kite is an Oklahoma limited liability company duly organized, validly existing and in good standing under the laws of the state of Oklahoma; White Star represents to Buyer that White Star is an Oklahoma  limited liability company duly organized, validly existing and in good standing under the laws of the state of Oklahoma; JHJ represents to Buyer that JHJ is a Texas limited liability company duly organized, validly existing and in good standing under the laws of the state of Texas; and MCH represents to Buyer that MCH is a Texas limited liability company duly organized, validly existing and in good standing under the laws of the state of Texas.

()

Each Seller severally represents to Buyer that it has all requisite power and authority to own its interest in the Assets and to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform its obligations under this Agreement and the other documents and agreements contemplated hereby.  The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of its governing documents or any agreement or instrument to which it is a party or by which it is bound (except any provision contained in agreements customary in the oil and gas industry relating to () the Preferential Purchase Rights (defined below) in all or any portion of the Assets; () required consents to transfer and related provisions; () maintenance of uniform interest provisions; and () any other third-party approvals or consents contemplated herein), or any judgment, decree, order, statute, rule, or regulation applicable to Seller.

()

Each Seller severally represents to Buyer that this Agreement, and all documents and instruments required hereunder to be executed and delivered by such Seller at Closing, constitute legal, valid and binding obligations of such Seller in accordance with its respective terms, subject to applicable bankruptcy and other similar laws of general application with respect to creditors.

()

Each Seller severally represents to Buyer that there are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to the actual knowledge of such Seller threatened against such Seller.

()

Each Seller severally represents to Buyer that the execution, delivery and performance of this Agreement and the transaction contemplated hereunder have been duly and validly authorized by all requisite authorizing action, corporate, partnership or otherwise, on the part of such Seller.

(f)

Each Seller severally represents to Buyer that it has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees in connection with this Agreement and the transaction provided herein provided for which Buyer shall have any responsibility.

(g)

Each Seller severally represents to Buyer that to the knowledge of such Seller, there are no actions, suits, proceedings, or governmental investigations or inquiries pending or threatened against it or its interests in the Assets, in which any Person or authority seeks to delay or prevent the consummation of the transactions contemplated hereby, or which might, if determined adversely to such Seller, materially and adversely affect such Seller’s title to or the value of the Assets.

(h)

Each Seller severally represents to Buyer that to the best of its knowledge, it has either discharged or caused to be discharged all taxes and assessments of every kind and character, as the same have become due prior to Closing, relating to its ownership of the Assets.

(i)

Each Seller severally represents to Buyer that in those cases in which such Seller has acted as operator of any of the Assets, such Seller is not in default under any material contract, undertaking, or other commitment or agreement relating to the Assets, and to the best of such Seller’s knowledge, in those cases in which a third party is acting as operator of any of the Assets, that third party has operated those Assets in substantial compliance with all contracts, undertakings, or other commitments or agreements relating to those Assets.

(j)

Each Seller severally represents to Buyer that to the best of its knowledge, it is in substantial compliance with all applicable federal, state, and local laws, rules, and regulations that affect or relate to the Assets.

(k)

Each Seller severally represents to Buyer that to the extent that it has been required to do so that to be best of its knowledge, it has filed with appropriate state and federal agencies having jurisdiction over any part of the Assets all applications for well determinations as may be required under the Natural Gas Policy Act and the rules and regulations of the Federal Energy Regulatory Commission.

(l)

Each Seller severally represents to Buyer that to the best of its knowledge, other than those matters reflected of record or in Seller’s files and records, all of which shall be made available to Buyer, the Assets are not subject to any unrecorded preferential rights to purchase, restrictions on assignment, joint venture agreements, operating agreements, oil and/or gas sales agreements, drilling or development obligations, reversionary interests, or other material burdens, restrictions, or limitations or other material contracts, agreements, or understandings of any kind whatsoever with respect to the ownership or operation of the Assets, or the disposition of production therefrom.

(m)

Each Seller severally represents to Buyer that its interests in the Assets are not burdened by any mortgages, judgments, or security interests that will not be released at Closing.  Further, Seller’s execution of this Agreement will not result in the creation of any lien or encumbrance, or give to any third party any interest or right, including any right of termination or acceleration under any other agreement.

(n)

There are no open authorizations for expenditure or oral or written commitments to drill or rework any well on the Assets.

(o)

Each Seller severally represents to Buyer that the written information to be delivered by such Seller to Buyer that directly relates to the title to the Assets (including abstracts, title opinions, land records, and copies of instruments) is, to the best of such Seller’s knowledge, true and accurate in all material respects, and such information represents all of the information available in such Seller’s files.

(p)

Each Seller severally represents to Buyer that to the best of its knowledge, neither this Agreement nor any information or other document to be delivered by such Seller to the Buyer, contains any false statement of a material fact or omits any material fact necessary to make such statements not misleading.

(q)

Each Seller severally represents to Buyer that to the best of its knowledge, since the Effective Time, no material adverse change in the condition or operation of any Asset has occurred, except as may result from normal and usual changes in the ordinary course of business and operations.

ARTICLE . - BUYER'S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants to Seller as of the date hereof, and the Closing Date that:

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Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is duly qualified to carry on its business in those states where it is required to do so.

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Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform it obligations under this Agreement and the other documents and agreements contemplated hereby.  The consummation of the transactions contemplated by this Agreement will not violate or conflict with, any provision of Buyer's articles of incorporation, by-laws or other governing documents or any material agreement or instrument to which it is a party or by which it is bound, or any judgment, decree, order, statute, rule, or regulation applicable to Buyer.

()

The execution, delivery and performance of this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite authorizing action, corporate or otherwise, on the part of Buyer.

()

This Agreement, and all documents and instruments required hereunder to be executed and delivered by Buyer at Closing, constitute legal, valid and binding obligations of Buyer in accordance with their respective terms, subject to applicable bankruptcy and other similar laws of general application with respect to creditors.

()

There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to the actual knowledge of Buyer,  threatened against Buyer.

()

Buyer has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in connection with this Agreement and the transaction provided herein for which Seller shall have any responsibility.

()

Buyer is an experienced and knowledgeable investor and operator in the oil and gas business.  Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, and other professional counsel concerning this Agreement, the Assets and the value thereof.

(h)

Buyer has the financial resources to close the transaction contemplated by this Agreement, and if third party financing is a requirement for Buyer’s ability to close, Buyer has obtained such financing.

ARTICLE . - ACCESS TO INFORMATION AND INSPECTIONS

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Title Files.

Promptly after the execution of this Agreement and until the Closing Date, Seller shall permit Buyer and its representatives at reasonable times during normal business hours to examine, in Seller's offices at their actual location, all abstracts of title, title opinions, title files, ownership maps, lease files, assignments, division orders, payout statements and agreements pertaining to the Assets as requested by Buyer, insofar as the same may now be in existence and in the possession of Seller.  No warranty of any kind is made by Seller as to the information so supplied, and Buyer agrees that any conclusions drawn therefrom are the result of its own independent review and judgment.

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Other Files.

Promptly after the execution of this Agreement and until the Closing Date, Seller shall permit Buyer and its representatives at reasonable times during normal business hours to examine, in Seller's offices at their actual location, all production, well, regulatory, engineering, seismic, geological, geophysical and geochemical information, accounting information and other information (specifically including, but not limited to, any and all accounting and regulatory information necessary for Buyer to conduct such audits of Seller’s records for the years 2002 and 2003 as may be required under regulations promulgated by the Securities Exchange Commission or any other regulatory authority having jurisdiction over the American Stock Exchange), files, books, records, and data pertaining to the Assets as requested by Buyer, insofar as the same may now be in existence and in the possession of Seller, excepting economic evaluations, reserve reports and any such information that is subject to the attorney/client and work product privileges.  No warranty of any kind is made by Seller as to the information so supplied, and Buyer agrees that any conclusions drawn therefrom are the result of its own independent review and judgment.

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Confidentiality Agreement.

All such information made available to Buyer shall be maintained confidential by Buyer until Closing. The information protected by such confidentiality obligation does not include any information that (i) at the time of disclosure is generally available to and known by the public (other than as a result of a disclosure by Buyer), or (ii) is or was available to Buyer on a nonconfidential basis. Buyer may disclose the information or portions thereof to those employees, agents or representatives of Buyer who need to know such information for the purpose of assisting Buyer in connection with its performance of this Agreement. Further, in the event that Buyer is requested or required (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the information, Buyer shall provide Seller with prompt written notice of such request or requirement, so that Seller may seek such protective order or other appropriate remedy as it may desire.   Buyer shall further take whatever reasonable steps which may be necessary to ensure that Buyer's employees, consultants and agents comply with the provisions of this Section 6.3.

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Inspections.

Promptly after the execution of this Agreement and until Closing, Seller, subject to any necessary third-party operator approval, shall permit Buyer and its representatives at reasonable times and at their sole risk, cost and expense, to conduct reasonable inspections of the Assets.  BUYER AGREES TO PROTECT, INDEMNIFY, DEFEND, RELEASE AND HOLD HARMLESS SELLER AND THEIR RESPECTIVE AFFILIATES, AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, SHAREHOLDERS, PARTNERS AND OTHER EQUITY OWNERS AND REPRESENTATIVES, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, EXPENSES, COSTS, CLAIMS, SUITS OR DAMAGES OF ANY NATURE IN CONNECTION WITH PERSONAL INJURIES, DEATH, OR PROPERTY DAMAGE ARISING OUT OF OR RELATING TO THE ACCESS OF BUYER, ITS OFFICERS, EMPLOYEES, AGENTS, CONTRACTORS, INVITEES AND REPRESENTATIVES TO THE ASSETS FROM THE DATE HEREOF TO THE CLOSING DATE, REGARDLESS OF WHETHER SUCH PERSONAL INJURIES, DEATH, OR PROPERTY DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE SOLE, PARTIAL, CONCURRENT OR OTHER NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT (EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF SELLER OR ANY AFFILIATE, OFFICER, EMPLOYEE, SHAREHOLDER, PARTNER, OTHER EQUITY OWNER OR REPRESENTATIVE OF ANY SELLER.

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No Warranty or Representation on Seller's Information.

SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF THE INFORMATION, RECORDS, AND DATA NOW, HERETOFORE, OR HEREAFTER MADE AVAILABLE TO BUYER IN CONNECTION WITH THE ASSETS OR THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE ASSETS, QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES,  ALLOWABLES OR OTHER REGULATORY MATTERS, POTENTIAL FOR PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR ANY OTHER MATTERS CONTAINED IN OR OMITTED FROM ANY OTHER MATERIAL FURNISHED TO BUYER BY SELLER.  ANY AND ALL SUCH DATA, INFORMATION AND MATERIAL FURNISHED BY SELLER IS PROVIDED AS A CONVENIENCE ONLY AND ANY RELIANCE ON OR USE OF SAME IS AT BUYER'S SOLE RISK.

ARTICLE . - ENVIRONMENTAL MATTERS AND ADJUSTMENTS

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Upon execution of and pursuant to the terms of this Agreement, Buyer shall  have the right, at reasonable times during normal business hours, to conduct its investigation into the status of the physical and environmental condition of the Assets.  If, in the course of conducting such investigation, Buyer discovers that any Asset is subject to a material Environmental Defect, Buyer may raise such Environmental Defect in the manner set forth hereafter.  For purposes hereof, the term “material” shall mean that the cost of remediating any single defect exceeds $25,000, the parties agreeing that such amount will be a per Environmental Defect deductible rather than a threshold.  No later than 5:00 p.m., Central Time, on April 30, 2004 (the “Environmental Defect Notice Date”), Buyer shall notify Seller in writing specifying such Environmental Defects, if any, the Assets affected thereby, and Buyer's good faith detailed calculation of the net reduction in value of the Assets affected by such defects (the “Environmental Defect Value”). Prior to Closing, Buyer and Seller shall treat all information regarding any environmental conditions as confidential, whether material or not, and shall not make any contact with any governmental authority or third party regarding same without the written consent of the other party unless required by law; provided, however, that Buyer and its representatives and agents shall have the right and authority to contact such governmental agencies as it deems appropriate during the course of Buyer’s due diligence for the purpose of determining whether Seller has complied with the rules and regulations of such agencies during its ownership and/or operation of the Assets.

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If Buyer fails to notify Seller prior to or on the Environmental Defect Notice Date, of any Environmental Defects, all such defects will be deemed waived by Buyer.

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In the event that Buyer provides Seller with an Environmental Defect Notice, Seller, at its sole option, shall with respect to each such Environmental Defect (i) agree to cure or remediate such Environmental Defect within a reasonable time after Closing, (ii) reduce the Purchase Price by the amount of the mutually agreed upon Environmental Defect Value of such Environmental Defect, less the deductible, or (iii) provide Buyer with indemnification in form and substance reasonably satisfactory to Buyer for any damages, claims or expenses arising from such Environmental Defect.

ARTICLE . - TITLE DEFECTS AND ADJUSTMENTS

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Definitions.

For purposes hereof, the terms set forth below shall have the meanings assigned thereto.

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“Allocated Value” shall have the meaning set forth in Section 1.2 hereof.

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"Defensible Title", subject to and except for the Permitted Encumbrances (as hereinafter defined), means as to the Assets, such title held by Seller and reflected by appropriate documentation properly filed in the official records of the jurisdiction in which the Assets are located or having authority over any portion of the Assets that (a) entitles Seller and will entitle Buyer, after Closing, to own and receive and retain, without suspension, reduction or termination, payment of revenues for not less than the net revenue interest shown on Exhibit B  (the “NRI”) of all oil and gas produced, saved and marketed from or attributable to the well or unit indicated through the plugging, abandonment and salvage of such wells or units;  (b) obligates Seller, and will obligate Buyer after Closing, to bear the costs and expenses relating to the maintenance, development and operation of such well or unit through the plugging, abandonment and salvage of such wells in an amount not greater than the expense interest of Seller set forth in Exhibit B (unless Seller's net revenue interest therein is proportionately increased); and (c) the Assets are free and clear of any liens, burdens or encumbrances of any kind or character.

(c)

"Title Defect" shall mean any matter which causes Seller to have less than Defensible Title to any of the Assets as of the Closing Date.

(d)

"Title Defect Property" shall mean any Lease or portion thereof burdened by a Title Defect.

(e)

"Title Defect Value" shall mean the value of a Title Defect as determined pursuant to Section 8.4 hereof.

(f)

"Permitted Encumbrances" shall mean any of the following matters:

(i)

defects in the  chain of title prior to January 1, 1980, consisting of the failure to recite marital status or the omission of succession or heirship proceedings;

(ii)

 defects or irregularities arising out of prior oil and gas leases which, on their face, expired more than ten (10) years prior to the Effective Time, and which have not been released of record;

(iii)

tax liens and mechanic's liens for amounts not yet due and payable,  or those that are being contested in good faith by Seller in the ordinary course of business;

(iv)

to the extent any of the following do not materially diminish the value  of, or impair the conduct of operations on, any of the Assets and do not impair Seller's right to receive the revenues attributable thereto:  (x) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, fishing, logging, canals, ditches, reservoirs or the like, and (y) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way, on, over or in respect of property owned or leased by Seller or over which Seller owns rights of way, easements, permits or licenses;

(v)

all lessors' royalties, overriding royalties, net profits interests, carried interest, production payments, reversionary interests and other burdens on or deductions from the proceeds of production if the net cumulative effect of such burdens or deductions does not reduce the net revenue interest of Seller in any well or unit affected thereby as reflected in Exhibit B or impair the right to receive revenues attributable thereto;

(vi)

preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which waivers or consents are obtained from the appropriate parties, or the appropriate time periods for asserting the rights have expired without an exercise of the rights prior to the Closing Date;

(vii)

all rights to consent by, required notices to, filings with, or other actions by governmental entities and tribal authorities in connection with the sale or conveyance of oil and gas leases or interests if they are customarily obtained subsequent to the sale or conveyance;

(viii)

defects or irregularities of title arising out of events or transactions which have been barred by limitations;

(ix)

any defect, irregularity, encumbrance or other matter having an aggregate adverse effect on the value of the Assets of less than $25,000, the parties agreeing that such amount will be a per Title Defect deductible rather than a threshold;

(x)

any encumbrance or other matter (whether or not constituting a "Title Defect") expressly waived in writing by Buyer;

(xi)

any other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects and irregularities affecting the Assets which taken individually or together do not interfere materially with the operation, value or use of any of the Assets, do not prevent Seller from receiving the proceeds of production from any of the Assets, do not adversely affect the interest of Seller with respect to any oil and gas produced from any of the Assets, do not increase the portion of the costs and expenses relating to any of the Assets that Seller is obligated to pay above that which it is currently paying;

(xii)

any encumbrance on or affecting the Assets which is to be released at Closing pursuant to Section 13.2 hereof; and

(xiii)

that certain Farming and Grazing Lease dated effective April 1, 2001 between EnerQuest, as Landlord, and Lee Roberson and Roberson Farms, LLC, as Tenant, covering a portion of the Surface Interest.

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Notice of Title Defects.

No later than 5:00 p.m., Central Time, on April 30, 2004 (the “Title Defect Notice Date”), Buyer may provide Seller written notice of any Title Defect along with a description of those matters which, in Buyer's reasonable opinion, constitute Title Defects and setting forth in detail Buyer's calculation of the Title Defect Value for each such Title Defect ("Title Defect Notice").  Seller may elect, at its sole cost and expense, but without obligation, to cure all or any portion of such Title Defects.  Buyer's failure to deliver to Seller such notice on or before the Title Defect Notice Date shall be deemed a waiver by Buyer of all Title Defects that Seller does not receive notice of on or before such date.  Any defect or deficiency concerning Seller’s title to the Assets not asserted by Buyer prior to the Title Defect Notice Date shall be deemed waived by Buyer for all purposes.

8.3.

Title Defect Adjustment.

In the event Buyer provides Seller with a Title Defect Notice as provided in Section 8.2 above, Seller, at its sole option, shall with respect to each such Title Defect (i) agree to cure such Title Defect within sixty (60) days after Closing ("Cure Period"), (ii) reduce the Purchase Price by the Title Defect Value agreed upon by Seller and Buyer with respect to such Title Defect, less the deductible, or (iii) provide Buyer with indemnification against any damages, claims or expenses that may arise out of such Title Defect.  If Seller elects to attempt to cure a Title Defect after Closing, Closing with respect to the portion of the Assets affected by such Title Defect will be deferred (the “Closing Deferred Property”).  Closing with respect to all other Assets will proceed as provided in this Agreement, but the Purchase Price delivered to Sellers at such initial Closing will be reduced by the Allocated Value of all Closing Deferred Properties. If Sellers cure any Title Defect within the Cure Period, then the Closing with respect to the Closing Deferred Property for which such Title Defect has been cured will proceed and will be finalized within seven (7) days following the end of the Cure Period. If Seller fails or refuses to cure any Title Defect prior to the expiration of the Cure Period, Buyer may separately elect, by notice to Seller delivered within seven (7) days after receipt by Buyer of Notice from Seller of such failure or refusal to cure any such Title Defect, to waive all of the Title Defects applicable to any Closing Deferred Property (which waived Title Defects shall be deemed Permitted Encumbrances) and proceed to Closing on such Closing Deferred Property.  If Buyer does not elect to waive an existing Title Defect, Seller shall retain the Closing Deferred Property, and the Parties shall have no further obligation with respect thereto.  In the event that any such Asset is retained by Seller and such Asset has been receiving revenue, without complaint, for a period in excess of two years, then Buyer agrees (i) not to take any action to interfere with such revenue stream, and (ii) to the extent that Buyer becomes payor of such revenue, to pay Seller such revenue upon receipt of an indemnity agreement from Seller.

.4.

Title Defect Values.

In determining the value of a Title Defect, it is the intent of the Parties to include, to the extent possible, only that portion of the Assets, whether an undivided interest, separate interest or otherwise, materially and adversely affected by the defect.  The Title Defect Value shall in no event exceed the Allocated Value of the affected Asset.  Subject to such limitation, the Title Defect Value shall be determined by the Parties in good faith taking into account all relevant factors, including, but not limited to, the following:

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the Allocated Value of the Assets affected by the Title Defect;

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the reduction in the warranted NRI of the Title Defect Property, or the amount by which the cost sharing percentage for such property is greater than the warranted WI;

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the productive status of the Title Defect Property (i.e., proved developed producing, etc.) and the present value of the future income expected to be produced therefrom;

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if the Title Defect represents only a possibility of title failure, the probability that such failure will occur;

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the legal effect of the Title Defect; and

      ()

if the Title Defect is a lien or encumbrance on the leases, lands or wells, the cost of removing such lien or encumbrance.

Notwithstanding anything to the contrary that may be contained in this Article VIII, Buyer understands and agrees that the Allocated Values set forth in Exhibit B are for currently producing zones and that any loss of depth rights or acreage will not have a Title Defect Value unless such loss causes a decrease in expense or net revenue interest in the currently producing zone.

.5.

Title Warranty.

EACH SELLER SHALL CONVEY ITS INTERESTS IN AND TO THE ASSETS TO BUYER SUBJECT TO ALL ROYALTIES, OVERRIDING ROYALTIES, BURDENS, AND ENCUMBRANCES, WITH WARRANTY OF TITLE BY, THROUGH, AND UNDER SUCH SELLER, BUT NOT OTHERWISE, AS PROVIDED IN THE FORM OF CONVEYANCE, ASSIGNMENT AND BILL OF SALE ATTACHED AS EXHIBIT C HERETO AND IN THE SPECIAL WARRANTY DEED TO BE DELIVERED AT CLOSING.  IMBALANCES WITH RESPECT TO OIL OR NATURAL GAS ARE GOVERNED BY ARTICLE 18 HEREOF.  THE PARTIES AGREE THAT THE EXISTENCE OF ANY SUCH IMBALANCES SHALL NOT BE DEEMED A TITLE DEFECT.

ARTICLE . - OPTION TO TERMINATE

If the aggregate of the values attributable to all Title Defects determined pursuant to Article 8 plus the values attributable to all Environmental Defects determined pursuant to Article 7 shall exceed $123,250, either Buyer or Seller may, at its sole option, terminate this Agreement prior to or at Closing without any further obligation by giving written notice of termination.  In the event of such termination, Seller shall return the Performance Deposit to Buyer, without interest, within five (5) days of receipt of the notice of termination and neither Party shall have any further obligation or liability hereunder.

ARTICLE 10. - PREFERENTIAL PURCHASE RIGHTS AND CONSENTS

10.1.

Actions and Consents.

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Seller and Buyer agree that each shall use all reasonable efforts to take or cause to be taken all such action as may be necessary to consummate and make effective the transaction provided in this Agreement and to assure that it will not be under any material corporate, legal, or contractual restriction that could prohibit or delay the timely consummation of such transaction.

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Seller shall notify all holders of () preferential rights to purchase the Assets (“Preferential Purchase Rights”), () rights of consent to the assignment, or () rights of approval to the assignment of the Assets, and of such terms and conditions of this Agreement to which the holders of such rights are entitled.  Seller shall promptly notify Buyer if any Preferential Purchase Rights are exercised, any consents or approvals denied, or if the requisite period has elapsed without said rights having been exercised or consents or approvals having been received.  If prior to Closing, any such Preferential Purchase Rights are timely and properly exercised, or Seller is unable to obtain a necessary consent or approval prior to Closing, the interest or part thereof so affected shall be eliminated from the Assets and the Purchase Price reduced by the portion of the Purchase Price allocated to such interest or part thereof as provided in Exhibit B. If any additional Preferential Purchase Rights are discovered after Closing, or if a third party Preferential Purchase Rights holder alleges improper notice, then Buyer agrees to cooperate with Seller in giving effect to any such valid third party Preferential Purchase Rights.  In the event any such valid third party preferential purchase rights are validly exercised after Closing, Buyer's sole remedy against Seller shall be return by Seller to Buyer of that portion of the Purchase Price allocated under Exhibit B to the portion of the Assets on which such rights are exercised and lost by Buyer to such third party.  The Parties agree that the determination of the Allocated Values for Assets subject to Preferential Purchase Rights shall be the sole prerogative  of Buyer, and Buyer agrees to indemnify and hold Seller harmless from all liability and claims related to the reasonableness of such values.

(c)

With respect to any portion of the Assets for which a Preferential Purchase Right has not been asserted prior to Closing or a consent or other approval to assign has not been granted and for which the time for election to exercise such Preferential Purchase Right or to grant such consent has not expired, Closing with respect to the portion of the Assets subject to such outstanding obligations will be deferred (the “Third Party Interests”). Closing with respect to all other Assets will proceed as provided in this Agreement, but the Purchase Price delivered to Seller at Closing will be reduced by the Allocated Value of the Third Party Interests.  In the event that within ninety (90) days after Closing any such Preferential Purchase Right is waived or consent or approval is obtained or the time for election to purchase or to deliver a consent or approval passes (such that under the applicable documents, Seller may sell the affected Third Party Interest to Buyer), then the Closing with respect to the applicable portion of the Third Party Interests will proceed promptly. If such waivers, consents or approvals as are necessary are not received by Seller within the applicable ninety (90) day period, Seller shall retain such Third Party Interests, and the Parties shall have no further obligation to each other with respect thereto.

ARTICLE 11. - COVENANTS OF SELLER

11.1.

Covenants of Seller Pending Closing.

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From and after the date of execution of this Agreement and until the Closing, and subject to Section 11.2 and the constraints of applicable operating and other agreements, Seller shall operate, manage, and administer the Assets in a good and workmanlike manner consistent with its past practices, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.  Seller shall use all reasonable efforts to preserve in full force and effect all Leases, operating agreements, easements, rights-of-way, permits, licenses, and agreements which relate to the Assets in which Seller owns an interest, and shall perform all obligations of Seller in or under all such agreements relating to the Assets; provided, however, Buyer's sole remedy for Seller's breach of its obligations under this Section 11.1(a) shall be limited to the amount of that portion of the Purchase Price allocated in Exhibit B to that portion of the Assets affected by such breach.  Seller shall, except for emergency action taken in the face of serious risk to life, property, or the environment () submit to Buyer, for prior written approval, all requests for operating or capital expenditures and all proposed contracts and agreements relating to the Assets which involve individual commitments of more than $25,000; () consult with, inform, and advise Buyer regarding all material matters concerning the operation, management, and administration of the Assets; () obtain Buyer's written approval prior to voting under any operating, unit, joint venture, partnership or similar agreement; and () not approve or elect to go nonconsent as to any proposed well or plug and abandon or agree to plug and abandon any well without Buyer's prior written approval.  On any matter requiring Buyer's approval under this Section 11.1(a), Buyer shall respond within five (5) days to Seller's request for approval and failure of Buyer to respond to Seller's request for approval within such time shall release Seller from the obligation to obtain Buyer's approval before proceeding on such matter.

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Seller shall promptly notify Buyer of any suit, lessor demand action, or other proceeding before any court, arbitrator, or governmental agency and any cause of action which relates to the Assets or which might result in impairment or loss of Seller's interest in any portion of the Assets or which might hinder or impede the operation of the Assets.

11.2.

Limitations on Seller's Covenants Pending Closing.

To the extent Seller is not the operator of any of the Assets, the obligations of Seller in Section 11.1 concerning operations or activities which normally or pursuant to existing contracts are carried out or performed by the operator, shall be construed to require only that Seller use all reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Assets to take such actions or render such performance within the constraints of the applicable operating agreements and other applicable agreements.

11.3.

Seller's Assistance in Transfer of Operations.  Subject to Section 19.21 of this Agreement, Seller agrees that prior to Closing, it shall use reasonable efforts, without the expenditure of any money, to assist Buyer in obtaining the execution of the necessary agreements by one or more parties retaining all or some portion of their working interest in the Assets in order to ensure that Buyer will be duly elected as Operator of the East Hobbs (San Andres) Unit following the Closing, in keeping with the terms of Section 4.3.2 of the Unit Agreement creating that Unit.

ARTICLE 12. - CLOSING CONDITIONS

12.1.

Seller's Closing Conditions.

The obligations of Seller under this Agreement are subject, at the option of Seller, to the satisfaction, at or prior to the Closing, of the following conditions:

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all representations and warranties of Buyer contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing;

()

the execution, delivery, and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Buyer;

()

all necessary consents of and filings with any state or federal governmental authority or agency relating to the consummation of the transactions contemplated by this Agreement shall have been obtained, accomplished or waived, except to the extent that such consents and filings are normally obtained, accomplished or waived after Closing; and

()

as of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by Seller) shall be pending or threatened before any court or governmental agency seeking to restrain Seller or prohibit the Closing or seeking damages against Seller as a result of the consummation of this Agreement.

12.2.

Buyer's Closing Conditions.

The obligations of Buyer under this Agreement are subject, at the option of Buyer, to the satisfaction, at or prior to the Closing, of the following conditions:

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all representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and satisfied all agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing;

()

the execution, delivery, and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Seller;

()

all necessary consents of and filings with any state or federal governmental authority or agency relating to the consummation of the transactions contemplated by this Agreement shall have been obtained, accomplished or waived, except to the extent that such consents and filings are normally obtained, accomplished or waived after Closing;

()

as of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by Buyer) shall be pending or threatened before any court or governmental agency seeking to restrain Buyer or prohibit the Closing or seeking damages against Buyer as a result of the consummation of this Agreement.

ARTICLE 13. - CLOSING

13.1.

Closing.

The closing of this transaction (the "Closing") shall be held at the offices of Seller at 10.00 a.m., local time, on May 7, 2004 or at such earlier date or place as the Parties may agree in writing (herein called "Closing Date").  At the request of either Party, the Closing Date may be moved for a period of one week, until May 14, 2004. Time is of the essence and the Closing Date shall not be extended unless by written agreement of the Parties.  On or before five (5) business days prior to Closing, Buyer and Seller shall use their best efforts to provide each other copies of all closing documents.

13.2.

Seller's Closing Obligations.

At Closing Seller shall deliver to Buyer the following:

()

the Conveyance, Assignment and Bill of Sale substantially in the form attached hereto as Exhibit C (the “Conveyance") and such other documents as may be reasonably necessary to convey all of Seller's interest in the Assets to Buyer in accordance with the provisions hereof (such other documents to include, but not be limited to, such forms as are required by any state or federal agency for purposes of evidencing the transfer of record title or operating rights in that agency’s records);

(b)

a Special Warranty Deed executed by EnerQuest conveying to Buyer the Surface Interest (the “Special Warranty Deed”);

(c)

a Non-foreign Affidavit executed by each Seller in the form attached as Exhibit D;

(d)

appropriate regulatory forms appointing Buyer as the operator for those Assets which Seller or its affiliates operate;

(e)

copies of all third-party waivers, consents, approvals, permits and actions obtained; and

(f)

exclusive possession of the Assets;

(g)

letters-in-lieu of transfer orders in form acceptable to Seller and Buyer; and

(h)

releases of all mortgage liens, security interests and financing statements burdening the Assets in form and substance reasonably satisfactory to Buyer.

13.3.

Buyer's Closing Obligations.

At Closing, Buyer shall deliver to Seller the following:

(a)

by wire transfer in immediately available funds to an Account designated by Seller, the Purchase Price (less the Performance Deposit) as adjusted by Section 3.3;

(b)

an executed Conveyance and Special Warranty Deed evidencing Buyer's acceptance thereof;

(c)

evidence sufficient to show that Buyer has bonds sufficient to cover the operation of the Assets as required by applicable regulatory authorities; and

(d)

such other documents and instruments as shall be reasonably requested by Seller and its counsel to effect the intent of this Agreement and consummate the transaction contemplated hereby.

13.4.

Joint Closing Obligations.

Both Parties at Closing shall execute a Settlement Statement evidencing the amount actually wire transferred and all adjustments to the Purchase Price taken into account at Closing.  All events of Closing shall each be deemed to have occurred simultaneously with the other, regardless of when actually occurring, and each shall be a condition precedent to the other.

ARTICLE 14. - LIMITATIONS ON WARRANTIES AND REMEDIES

THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE LEASES, OR THE ENVIRONMENTAL CONDITION OF THE ASSETS.  THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT, IMPROVEMENTS, FIXTURES AND APPURTENANCES CONVEYED AS PART OF THE ASSETS ARE SOLD HEREUNDER "AS IS, WHERE IS, AND WITH ALL FAULTS" AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, ARE GIVEN BY OR ON BEHALF OF SELLER.  IT IS UNDERSTOOD AND AGREED THAT PRIOR TO CLOSING BUYER SHALL HAVE INSPECTED THE ASSETS FOR ALL PURPOSES AND HAS SATISFIED ITSELF AS TO THEIR PHYSICAL CONDITION, BOTH SURFACE AND SUBSURFACE, AND THAT BUYER ACCEPTS SAME IN ITS "AS IS, WHERE IS AND WITH ALL FAULTS" CONDITION.  THE WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND BUYER HEREBY WAIVES ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, OR CONFORMITY TO SAMPLES.

ARTICLE 15. - CASUALTY LOSS AND CONDEMNATION

If, prior to the Closing, all or any portion of the Assets is destroyed by fire or other casualty or if any portion of the Assets shall be taken by condemnation or under the right of eminent domain (all of which are herein called "Casualty Loss" and limited to property damage or taking only), Buyer and Seller must agree prior to Closing either () to delete that portion of the Assets which is subject to the Casualty Loss from the Assets, and the Purchase Price shall be reduced by the value allocated to the deleted interest as set out in Exhibit B, or () for Buyer to proceed with the purchase of such Assets, notwithstanding any such destruction or taking (without reduction of the Purchase Price) in which case Seller shall pay, at the Closing, to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Assets and shall assign, transfer and set over unto Buyer all insurance proceeds received by Seller as well as all of the right, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from third parties arising out of such destruction or taking; provided, however, if the value of that portion of the Assets affected by the Casualty Loss, not to exceed that allocated in Exhibit B, exceeds $123,250, Buyer and Seller shall each have the right to terminate this Agreement upon written notification to the other, the transaction shall not close, the Performance Deposit shall be refunded to Buyer,  and thereafter neither Buyer nor Seller shall have any liability or further obligations to the other hereunder.  Prior to Closing, Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer.

ARTICLE 16. - DEFAULT AND REMEDIES

16.1.

Seller's Remedies.

Upon failure of Buyer to comply herewith by the Closing Date, as it may be extended in accordance herewith, Seller, at its sole option and in addition to any other remedies it may have at law or in equity, may (i) enforce specific performance of this Agreement, or (ii) terminate this Agreement and retain the Performance Deposit as liquidated damages.  Notwithstanding any provision hereof to the contrary Seller may exercise the above remedies only in the event the transaction contemplated by this Agreement is terminated due solely to the breach hereof by Buyer in the absence of any material breach hereof by Seller.  If the transaction contemplated by this Agreement fails to close or is terminated for any other reason, the Performance Deposit shall be returned to Buyer.

16.2.

Buyer's Remedies.

Upon failure of Seller to comply herewith by the Closing Date, as it may be extended in accordance herewith, Buyer, at its sole option and in addition to any other remedies it may have at law or equity, may () enforce specific performance, or () terminate this Agreement.  In the event Buyer elects to terminate this Agreement as set forth above, Seller shall immediately return the Performance Deposit to Buyer.

16.3.

Other Remedies.

Notwithstanding the foregoing, termination of this Agreement shall not prejudice or impair Buyer's obligations under Section 6.3 (and the confidentiality agreements referenced therein).  The prevailing party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

16.4.

Effect of Termination.

In the event of termination of this Agreement under this Article 16, the transaction shall not close and neither Buyer nor Seller shall have any further obligations, remedies, liabilities, rights or duties to the other hereunder, except as expressly provided herein.

ARTICLE 17. - ASSUMPTION AND INDEMNITY

17.1.

Assumed Obligations; Pre-Closing Liabilities.

Upon and after Closing Buyer shall own the Assets, together with all the rights, duties, obligations, and liabilities accruing after Closing, including the Assumed Obligations and Buyer's indemnity obligations hereunder.  Buyer agrees to assume and pay, perform, fulfill and discharge all Assumed Obligations.  Seller agrees to retain and pay, perform, fulfill and discharge all Retained Obligations.

17.2.

Buyer's Indemnity.

Except as otherwise specifically provided herein, Buyer agrees to indemnify, defend and hold Seller harmless from and against any and all claims, demands, losses, damages, punitive damages, costs, expenses, causes of action or judgments of any kind or character including, without limitation, any interest, penalty, reasonable attorneys' fees and other costs and expenses incurred in connection therewith or the defense thereof (collectively the “Claims”), with respect to all liabilities and obligations or alleged or threatened liabilities and obligations caused by, related to, attributable to, or arising out of the Assumed Obligations.

17.3.

Seller's Indemnity.

Except as otherwise specifically provided herein, Seller agrees to indemnify, defend and hold Buyer harmless from and against any and all Claims with respect to all liabilities and obligations or alleged or threatened liabilities and obligations caused by, related to, attributable to, or arising out of the Retained Obligations, specifically including, but not limited to, any Environmental Obligations or Liabilities arising from events that occurred prior to the Effective Time.

17.4.

Negligence.  THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE, COMPARATIVE, OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF THE PARTIES HERETO.

17.5.

Broker or Finder's Fee.  Each party hereby agrees to indemnify and hold the other harmless from and against any claim for a brokerage or finder's fee or commission in connection with this Agreement or the transactions contemplated by this Agreement to the extent such claim arises from or is attributable to the actions of such indemnifying party, including, without limitation, any and all losses, damages, punitive damages, attorneys' fees, costs and expenses of any kind or character arising out of or incurred in connection with any such claim or defending against the same.

ARTICLE 18. - GAS IMBALANCES

Seller represents that the information found on Exhibit E reflects the most recent information available in Seller’s records as to the existence of any gas imbalances.  Seller and Buyer will use their best efforts to update (to the Effective Time) the gas imbalance volume amounts listed on Exhibit E.  If, prior to the Final Settlement Date, either party hereto notifies the other party hereto that the volumes set forth in Exhibit E are incorrect, then Buyer or Seller will pay the other at the Final Settlement, as appropriate, an amount equal to $2.50 per net mmbtu variance from the net imbalance shown on Exhibit E. Subject to such adjustment on the Final Settlement Date, as of the Closing Buyer agrees to assume any liability and obligation for gas production imbalances (whether over or under) attributable to the Assets.  Except as set forth in this Article 18, in assuming this liability at Closing, Buyer shall not be obligated to make any additional payment over the Purchase Price to Seller, and Seller shall not be obligated to refund any of said price to reimburse Buyer for any over-balances existing at the time of sale.

ARTICLE 19. - MISCELLANEOUS

19.1.

Public Announcements.

Seller acknowledges that Buyer, as a company the shares of which are subject to public trading on the American Stock Exchange, is obligated to fulfill certain obligations with respect to those public announcements that are required under the rules and regulations of the Securities Exchange Commission.  To the extent that such announcements are required of Buyer as a matter of regulation, Seller agrees that Buyer, acting in its sole and absolute discretion, may make such announcements. Otherwise, the Parties hereto agree that prior to Closing, prior to making any other public announcement or statement with respect to the transaction contemplated by this Agreement, the Party desiring to make such public announcement or statement shall consult with the other Party hereto and exercise its best efforts to () agree upon the text of a joint public announcement or statement to be made by both of such Parties; or () obtain written approval of the other Party hereto to the text of a public announcement or statement to be made solely by Seller or Buyer, as the case may be.  Nothing contained in this paragraph shall be construed to require either Party to obtain approval of the other Party hereto to disclose information with respect to the transaction contemplated by this Agreement to any state or federal governmental authority or agency to the extent (i) required by applicable law or by any applicable rules, regulations or orders of any governmental authority or agency having jurisdiction; or (ii) necessary to comply with disclosure requirements of the American Stock Exchange, the  New York Stock Exchange or other recognized exchange or over the counter, and applicable securities laws.

19.2.

Filing and Recording of Assignments, etc.

Buyer shall be solely responsible for all filings and recording of assignments and other documents related to the Assets and for all fees connected therewith, and Buyer shall furnish copies of all such filed and/or recorded documents to Seller.  Seller shall not be responsible for any loss to Buyer because of Buyer's failure to file or record documents correctly or promptly.  Buyer shall promptly file all appropriate forms, declarations or bonds with federal and state agencies relative to its assumption of operations and Seller shall cooperate with Buyer in connection with such filings.

19.3.

Further Assurances and Records.

()

After the Closing each of the parties will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to said party all of the respective properties, rights, titles, interests, estates, and privileges intended to be assigned, delivered or inuring to the benefit of such party in consummation of the transactions contemplated hereby.

()

Buyer agrees to maintain the files and records of Seller that are acquired pursuant to this Agreement for seven (7) years after Closing.  Buyer shall provide Seller and its representatives reasonable access to and the right to copy such files and records for the purposes of () preparing and delivering any accounting provided for under this Agreement and adjusting, prorating and settling the charges and credits provided for in this Agreement; () complying with any law, rule or regulation affecting Seller's interest in the Assets prior to the Closing Date; () preparing any audit of the books and records of any third party relating to Seller's interest in the Assets prior to the Closing Date, or responding to any audit prepared by such third parties; () preparing tax returns; () responding to or disputing any tax audit; or () asserting, defending or otherwise dealing with any claim or dispute under this Agreement.

()

Buyer agrees that within thirty (30) days after Closing or within thirty (30) days after operations are actually transferred, whichever is later, it will remove or cause to be removed the names and marks used by Seller or its affiliates and all variations and derivatives thereof and logos relating thereto from the Assets and will not thereafter make any use whatsoever of such names, marks and logos.

()

To the extent not obtained or satisfied as of Closing, Seller agrees to continue to use all reasonable efforts, but without any obligation to incur any cost or expense in connection therewith, and to cooperate with Buyer's efforts to obtain for Buyer () access to files, records and data relating to the Assets in the possession of third parties; and () access to wells constituting a part of the Assets operated by third parties for purposes of inspecting same.

()

Buyer shall comply with all current and subsequently amended applicable laws, ordinances, rules, and regulations applicable to the Assets and shall promptly obtain and maintain all permits required by governmental authorities in connection with the Assets.

19.4.

Notices.

Except as otherwise expressly provided herein, all communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly given and received when actually delivered to the address of the parties to be notified as set forth below and addressed as follows:

If to Seller, as follows:

EnerQuest Oil & Gas, Ltd.

303 W. Wall, Suite 1400

Midland, Texas 79701

Attention: Robert W. Floyd

FAX: (432) 687-4804

If to Buyer:

Arena Resources Inc.

4920 South Lewis, Suite 107

Tulsa, Oklahoma  74105

Attention: Stan McCabe

FAX:

(918) 747 - 7620

Provided, however, that any notice required or permitted under this Agreement will be effective if given verbally within the time provided, so long as such verbal notice is followed by written notice thereof in the manner provided herein within twenty-four (24) hours following the end of such time period.  Any party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

19.6.

Incidental Expenses.

Buyer shall bear and pay () all state or local government sales, transfer, gross proceeds, or similar taxes incident to or caused by the transfer of the Assets to Buyer, () all documentary, transfer and other state and local government taxes incident to the transfer of the Assets to Buyer; and () all filing, recording or registration fees for any assignment or conveyance delivered hereunder.  Each party shall bear its own respective expenses incurred in connection with the negotiation and Closing of this transaction, including it own consultants' fees, attorneys' fees, accountants' fees, and other similar costs and expenses.

19.7.

Waiver.

Any of the terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the Party waiving compliance.  Except as otherwise expressly provided in this Agreement, the failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect such Party's right to enforce the same.  No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.

19.8.

Binding Effect; Assignment.

All the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement shall be enforceable by the Parties hereto and their respective successors and assigns.  Except as provided in Section 19.12, the rights of each Party under this Agreement are personal to that Party and may not be assigned or transferred to any other party, firm, corporation or other entity, without the prior, express and written consent of the other Party, and such consent may be withheld for any reason, including convenience.  Any attempt to assign this Agreement over the objection or without the express written consent of the other Party shall be absolutely void.  Seller may condition its consent to assign this Agreement on Buyer providing Seller with an appropriate guarantee of its assignee’s performance.  In the event Buyer sells or assigns all or a portion of the Assets, this Agreement shall remain in effect between Buyer and Seller as to all the Assets regardless of such assignment.

19.9.

Taxes.

()

Seller shall be responsible for and shall pay all taxes attributable to or arising from the ownership or operation of the Assets prior to the Effective Time.  Buyer shall be responsible for and shall pay all taxes attributable to or arising from the ownership or operation of the Assets after the Effective Time.  Any party which pays such taxes for the other party shall be entitled to prompt reimbursement upon evidence of such payment.  Each party shall be responsible for its own federal income taxes, if any, as may result from this transaction.

(b)

If this transaction is determined to result in state sales or transfer taxes, Buyer shall be solely responsible for any and all such taxes due on the Assets acquired by Buyer by virtue of this transaction.  If Buyer is assessed such taxes, Buyer shall promptly remit same to the taxing authority.  If Seller is assessed such taxes, Buyer shall reimburse Seller for any such taxes paid by Seller to the taxing authority.

19.10.

Confidentiality of Agreement.

This Agreement and the terms and provisions thereof, including the Purchase Price, shall be maintained confidential by Buyer and Seller until Closing; provided, however, that this Agreement and the terms and provisions thereof may be disclosed to Buyer's or Seller's lenders, if any, and their representatives and consultants, who shall be required to keep such information confidential, may be disclosed as necessary to parties having Preferential Purchase Rights, and as may be required by any regulatory agencies having jurisdiction by virtue of the public trading of the shares of either Party.

19.11.

Audits.

It is expressly understood and agreed that Seller retains its right to receive its proportionate share of the proceeds from any audits relating to activities prior to the Effective Time.

19.12.

Like-Kind Exchanges.

Each party consents to the other party's (or in the case of Sellers any one or more of the Sellers) assignment of its rights and obligations under this Agreement to its Qualified Intermediary (as that term is defined in Section 1.1031(k)-l(g)(4)(v) of the Treasury Regulations) in connection with effectuation of a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended.  However, Seller and Buyer acknowledge and agree that any assignment of this Agreement to a Qualified Intermediary does not release either party from any of their respective liabilities and obligations to each other under this Agreement.  Each party agrees to cooperate with the other to attempt to structure the transaction as a like-kind exchange.  All risks associated with any like-kind exchange and compliance thereof with applicable laws, rules and regulations shall be the sole responsibility of the party attempting to structure the transaction as a like-kind exchange.

19.13.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.

19.14.

Entire Agreement.

This Agreement embodies the entire agreement between the Parties and replaces and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof, whether written or oral.  No other agreement, statement, or promise made by any party, or to any employee, officer or agent of any party, which is not contained in this Agreement shall be binding or valid.  This Agreement may be supplemented, altered, amended, modified or revoked by writing only, signed by the Parties hereto.  The headings herein are for convenience only and shall have no significance in the interpretation hereof.  The Parties stipulate and agree that this Agreement shall be deemed and considered for all purposes, as prepared through the joint efforts of the Parties, and shall not be construed against one party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution thereof.  It is understood and agreed that there shall be no third-party beneficiary of this Agreement, and that the provisions hereof do not impart enforceable rights in anyone who is not a party or a successor or assignee of a party hereto.

19.15.

Exhibits.

All Exhibits attached to this Agreement, and the terms of those Exhibits which are referred to in this Agreement, are made a part hereof and incorporated herein by reference.

19.16.

Delivery of Files After Closing.

The Assets set out in Section 1.15(d) shall be provided by Seller to Buyer as soon as reasonably possible after the Closing Date at a location to be specified by Seller.  Any transportation, postage, or delivery costs from Seller's offices shall be at Buyer's sole cost, risk and expense.

19.17.

Survival.

All of the representations, warranties, indemnities, covenants and agreements of or by the parties hereto shall survive the execution and delivery of the Conveyance and Special Warranty Deed indefinitely, except that the representations of Seller in Article 4 subparagraphs (g) through (q) shall terminate at the Closing.

19.18.

Subsequent Adjustments.

 Regardless of the date set for the Final Settlement, Buyer and Seller agree that their intent is to allow for the earliest practical forwarding of revenue and reimbursement of expenses between them, and Seller and Buyer recognize that either may receive funds or pay expenses after the Final Settlement Date which are properly the property or obligation of the other.  Therefore, upon receipt of net proceeds or payment of net expenses due to or payable by the other party hereto, whichever occurs first, Seller or Buyer, as the case may be, shall submit a statement to the other party hereto showing the relevant items of income and expense. Payment of any net amount due by Seller or Buyer, as the case may be, on the basis thereof shall be made within ten days of receipt of the statement.

19.19.

Counterparts.

This Agreement may be executed in any number of counterparts, and each and every counterpart shall be deemed for all purposes one (1) agreement.

19.20.

Allocation of Purchase Price Adjustments Among Sellers.

Notwithstanding anything contained herein to the contrary or that might be construed to the contrary, Sellers stipulate and agree that in connection with all adjustments to the Purchase Price made pursuant to this Agreement, (i) each Seller shall receive the benefit of any increases in the Purchase Price only to the extent of and in the proportion that any such increases are directly related to its ownership interest in an Asset as to which any such increases relate; and (ii) each Seller shall bear the loss of any decreases in the Purchase Price only to the extent of and in the proportion that any such decreases are directly related to its ownership interest in an Asset as to which any such decreases relate.  Sellers shall be responsible for the proper allocation and distribution of the Purchase Price, as adjusted pursuant hereto, among themselves at and/or following the Closing and, except as otherwise provided in this Agreement, Buyer shall have no responsibility therefor.

19.21.      No Representation as to Operatorship.

Seller makes no representation as to Buyer’s ability to be elected operator of any of the Assets.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLER:

ENERQUEST OIL & GAS, LTD.

By:

ENERQUEST PROPERTY MANAGEMENT, LLC,

its General Partner

By:_________________________________________

Robert W. Floyd

President

DINGUS INVESTMENTS, INC.

By:_________________________________________

Name:

Title:

CRUMP FAMILY PARTNERSHIP, LTD.

By:  Black & Crump, Inc., its general partner

By:_________________________________________

E. Lea Crump

President

LONE STAR OIL & GAS, INC.

By:_________________________________________

James E. Cauthen

President

KITE ROYALTY CO., LLC

By:_________________________________________

Edwin W. deCordova

Manager

WHITE STAR ROYALTY CO., LLC

By:_________________________________________

Nancy deCordova

Manager

JHJ OIL, LLC

By:

Name:

Title:

MCH OIL, LLC

By:

Name:

Title:

CHRISTOPHER P. RENAUD

COURTNEY H. RENAUD

ERAM ALI

VICKI J. ALI

DOUGLAS H. CHRISTENSEN

CHERYL A. CHRISTENSEN

DAVID H. ARRINGTON

SHELLY ARRINGTON

BUYER:

ARENA RESOURCES INC.

By:

Name:

Title:

Mid: 008523\000033\409586.2

EXHIBIT A

Attached to and made a part of that certain

Purchase and Sale Agreement dated April 22, 2004

by and between EnerQuest Oil & Gas, Ltd., et al., as Seller,

and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

.

C. O. Davis

Lessor

  Lessee

      Lease Date

Volume/Page

Ralph R. Davis, et ux

     Gulf Oil

4-11-50

  86/72

(Oil and Gas Records)

     Corporation

Insofar as said lease covers the S/2 SW/4 and NW/4 SW/4 of Section 29, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to 4,700'.

2.

Laney and Laney A

Lessor

  Lessee

      Lease Date

Volume/Page

N. Carl Laney

C. J. Sparks

11-10-49

83/65  (Oil and Gas Records)

Mary Lillian Gibbs &

C. J. Sparks

11-10-49

83/69   (Oil and Gas Records)

 Lela G. Pinson

Ollie M. Laney, a

C. J. Sparks

11/10/49

83/73   (Oil and Gas Records)

widow and Roy G.

Laney, et ux

Claud L. Laney

C. J. Sparks

11/15/49

83/77   (Oil and Gas Records)

Bertha G. Dutton

C. J. Sparks

11/24/49

83/81   (Oil and Gas records)

Velma E. Gilmer

C. J. Sparks

11/24/49

83/85   (Oil and Gas Records)

Insofar as said leases cover the NW/4 SE/4, SE/4 SE/4, E/2 SW/4 SE/4 and NW/4 SW/4 SE/4 of Section 30, Township 18 South, Range 39 East, Lea County, New Mexico.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

Laney and Laney A (continued)

Lessor

  Lessee

      Lease Date

Volume/Page

T. E. Mears, et ux

C. J. Sparks

11/21/49

83/89   (Oil and Gas Records)

Insofar as said lease covers the SW/4 SW/4 SE/4 of Section 30, Township 18 South, Range 39 East, Lea County, New Mexico.

3.

Samuel Cain

Lessor

  Lessee

      Lease Date

Volume/Page

Nancy Iola Henry

EnerQuest

02/06/97

800/179  (Lea County Records)

Resources, LLC

Lavita Joy Sullivan

EnerQuest

05/01/97

800/181   (Lea County Records)

Resources, LLC

William C. Humble

EnerQuest

05/01/97

800/184   (Lea County Records)

Resources, LLC

Lora Mae Rawlings

EnerQuest

05/01/97

800/187   (Lea County Records)

Resources, LLC

Marjorie H. Augustine

EnerQuest

05/01/97

800/190   (Lea County Records)

Resources, LLC

Jimmy J. Hooper, et ux

EnerQuest

03/20/97

800/192   (Lea County Records)

Resources, LLC

Jeanine Hooper Byron

EnerQuest

03/18/97

800/195   (Lea County Records)

Resources, LLC

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

Samuel Cain (continued)

Lessor

Lessee

      Lease Date

Volume/Page

Roy Lee Cain,

EnerQuest

05/24/97

808/718   (Lea County Records)

Individually & as

Resources, LLC

Personal Rep. of

Estate of E. Von Cain

Beverly V. Cox

EnerQuest

05/06/97

808/714   (Lea County Records)

Resources, LLC

The Bessemer Trust

EnerQuest

06/13/97

808/712   (Lea County Records)

Co., Trustee of Jill A.

Resources, LLC

Roberts Rev. Trust

dtd 10/27/83

Susan A. Unterberg

EnerQuest

05/21/97

808/710   (Lea County Records)

Resources, LLC

Jerry L. Hooper, et ux

EnerQuest

06/04/97

808/720   (Lea County Records)

Resources, LLC

Insofar as said leases cover the NW/4 and E/2 SW/4, Section 30, Township 18 South, Range 39 East, Lea County, New Mexico.

4.

D. F. Fergason

Lessor

Lessee

    Lease Date

Volume/Page

D. F. Fergason, et al

Roy G. Barton

05/17/43

51/10   (Oil and Gas Records)

John Stull, et al

Roy G. Barton

05/17/43

51/13   (Oil and Gas Records)

Clarence A. Johnson

Roy G. Barton

05/17/43

51/17   (Oil and Gas Records)

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

D. F. Fergason (continued)

Lessor

       Lessee

      Lease Date

     Volume/Page

John Mein, et al

Roy G. Barton

05/28/43

51/19   (Oil and Gas Records)

Harry E. & Betty

J. W. Wallrich

05/28/43

51/23   (Oil and Gas Records)

Titzkowski

Al Holthouse, et ux

J. W. Wallrich

05/28/43

51/25

 (Oil and Gas Records)

Roy G. Barton, et ux

The Texas

05/28/43

51/28   (Oil and Gas Records)

Company

Charles Curren

Roy G. Barton

06/15/43

51/30   (Oil and Gas Records)

Clare C. Beall, et vir

The Texas

03/10/52

100/12  (Oil and Gas Records)

Company

Eva Mae Lewis

The Texas

03/10/52

100/14  (Oil and Gas Records)

Company

Robert J. Nichols,

W. K. Davis

12/20/54

124/93  (Oil and Gas Records)

 et ux

Earl Grove

W. K. Davis

08/10/56

145/354 (Oil and Gas Records)

D. E. Billings, et ux

Mercury

06/19/62

209/464 (Oil and Gas Records)

Petroleum

Company, Ltd.

Elizabeth Jennings

Marshall R.

06/04/92

486/61  (Oil and Gas Records)

McCormick

Young Oil Co.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

D. F. Fergason (continued)

Lessor

      Lessee

      Lease Date

Volume/Page

Charles Fred Jennings

Marshall R.

06/04/92

486/63  (Oil and Gas Records)

Young Oil Co.

Grace G. King Living

Marshall R.

06/04/92

486/65  (Oil and Gas Records)

Trust by Grace G.

Young Oil Co.

King, Trustee

Nellie L. Fleming

Marshall R.

06/04/92

486/67  (Oil and Gas Records)

Young Oil Co.

Virginia H. Jennings

Marshall R.

06/04/92

486/69  (Oil and Gas Records)

Matthews

Young Oil Co.

Alfreda B. Peabody

Marshall R.

06/04/92

486/71  (Oil and Gas Records)

Young Oil Co.

Fred Jennings Trust,

Marshall R.

06/04/92

486/73   (Oil and Gas Records)

by Fred C. Jennings,

Young Oil Co.

Trustee

Helen L. Jennings

Marshall R.

06/04/92

486/76  (Oil and Gas Records)

Young Oil Co.

Margaret Peabody

Marshall R.

06/04/92

486/78  (Oil and Gas Records)

Newkom

Young Oil Co.

James Roger Jennings

Marshall R.

06/04/92

486/80  (Oil and Gas Records)

Young Oil Co.

Russell T. Rudy, et ux

David Wrather

05/01/96

797/151 (Lea County Records)

Insofar as said leases cover the NE/4, Section 30, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to the base of the San Andres formation.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

D. F. Fergason (continued)

Lessor

       Lessee

  Lease Date

    Volume/Page

Roy G. Barton, et ux

Robert L.

01/12/70

267/697  (Oil and Gas Records)

Summers &

(as amended)

Leroy Wise

Roy G. Barton, Jr.,

Fredonia

03/01/96

797/153  (Lea County Records)

Trustee

Resources, Inc.

Insofar as said lease, as amended, covers the NE/4, Section 30, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to 4500' beneath the surface.

5.

Rocket Cain

Lessor

Lessee

      Lease Date

Volume/Page

Rocket Oil and

Aurora Gasoline

05/04/53

107/505 (Oil and Gas Records)

Gas Company

Company

Insofar as said lease covers the W/2 SW/4, Section 30, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to the base of the San Andres formation.

6.

Pearl Goode

Lessor

      Lessee

Lease Date

      Volume/Page

Pearl Goode Hardy,

Velma Petroleum

       05/15/53

108/358 (Oil and Gas Records)

et al

Corporation

Insofar as said lease covers the N/2 NE/4, Section 31, Township 18 South, Range 39 East, Lea County, New Mexico.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

Pearl Goode (continued)

Lessor

  Lessee

  Lease Date

Volume/Page

Pearl Goode Hardy,

Velma Petroleum

05/15/53

110/250 (Oil and Gas Records)

et al

Corporation

Insofar as said lease covers the S/2 NE/4 and NW/4, Section 31, Township 18 South, Range 39 East, Lea County, New Mexico.

7.

State Lowe

Lessor

  Lessee

      Lease Date

Volume/Page

State of New Mexico

       Ralph Lowe

06/10/53

109/302 (Oil and Gas Records)

Insofar as said lease covers the NW/4 and NE/4 SW/4, Section 32, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to the base of the San Andres formation.

8.

Laney Reese #1 and #2

Lessor

  Lessee

      Lease Date

Volume/Page

John B. Laney, et al

Charles B. Read

02/15/50

83/475 (Oil and Gas Records)

George L. Reese, Jr.,

Charles B. Read

02/03/50

84/136 (Oil and Gas Records)

 et al.

Insofar as said leases cover the NE/4 SE/4 of Section 30, Township 18 South, Range 39 East, Lea County, New Mexico.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

9.

Zachary Davis

Lessor

  Lessee

      Lease Date

Volume/Page

Ralph R. Davis, et ux

F. E. Chartier

02/03/53

     105/265   (Oil and Gas Records)

Insofar as said lease covers the NE/4 SW/4 of Section 29, Township 18 South, Range 39 East, Lea County, New Mexico, from the surface to a depth of 7000'.

10.

June Speight

Lessor

      Lessee

      Lease Date

     Volume/Page

Nelda Charlene

Enerquest Oil

1/3/02

1131/277 (Lea County Records)

Browning, Individually

& Gas, Ltd.

and as Trustee of the

Nelda Charlene Browning

Revocable Living Trust

Nancy L. Willman,

Enerquest Oil

1/3/02

1131/279 (Lea County Records)

Trustee of the Roy

& Gas, Ltd.

Vernon Willman and

Nancy L. Willman

Revocable Trust dated

6/18/84

Ellis Carl Browning,

Enerquest Oil

1/3/02

1131/281 (Lea County Records)

et ux

& Gas, Ltd.

Grady Hicks

Enerquest Oil

1/3/02

1131/283 (Lea County Records)

& Gas, Ltd.

Deborah A. Smith

Enerquest Oil

1/3/02

1131/285 (Lea County Records)

& Gas, Ltd.

Rex Taylor Browning

Enerquest Oil

1/3/02

1131/287 (Lea County Records)

& Gas, Ltd.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT "A"

to Purchase and Sale Agreement between EnerQuest Oil & Gas, Ltd., et al., as Sellers and Arena Resources Inc., as Buyer

LEA COUNTY, NEW MEXICO

June Speight (continued)

Lessor

       Lessee

      Lease Date

Volume/Page

Linda Browning

Enerquest Oil

1/3/02

1131/289 (Lea County Records)

Kinman

& Gas, Ltd.

Vera Browning

Enerquest Oil

1/3/02

1131/291 (Lea County Records)

Stephens

&  Gas, Ltd.

Jane Harris

Enerquest Oil

4/5/02

1145/455 (Lea County Records)

& Gas, Ltd.

Insofar as said leases cover the NW/4 of Section 29, Township 18 South, Range 39 East, Lea County, New Mexico.

William John Nolan

Enerquest Oil

2/14/03

1209/843 (Lea County Records)

& Gas, Ltd.

June D. Speight

Enerquest Oil

2/14/03

1224/295 (Lea County Records)

& Gas, Ltd.

Insofar as said leases cover the SW/4 NW/4 of Section 29, Township 18 South, Range 39 East,

Lea County, New Mexico.

11.

Wrather Term Royalty Interest

       That certain term royalty interest in the NE/4 of Section 30, Township 18 South, Range 29 East, Lea County, New Mexico, limited in depth from the surface to the base of the San Andres formation, acquired by David Wrather from Russell T. Rudy and wife, Kathy J. Rudy, pursuant to Deed of Term Royalty in Lease dated May 1, 1996, recorded in Volume 799, Page 485, Lea County Records, Lea County, New Mexico.

Exhibit A – Page #

Mid: 008523\000033\409586.2

EXHIBIT B

Attached to and made a part of that certain

Purchase and Sale Agreement dated April 22, 2004

by and between EnerQuest Oil & Gas, Ltd., et al., as Seller,

and Arena Resources Inc., as Buyer

UNIT NAME	(UNIT WI) EXPENSE INTEREST	(UNIT NRI) NET REVENUE INTEREST	ALLOCATED VALUE
East Hobbs (San Andres) Unit	.73816		$9,097,772.70

Exhibit B - Page #

Mid: 008523\000033\409586.2

EXHIBIT C

Attached to and made a part of that certain

Purchase and Sale Agreement dated April 22, 2004

by and between EnerQuest Oil & Gas, Ltd., et al., as Seller,

and Arena Resources Inc., as Buyer

CONVEYANCE, ASSIGNMENT AND BILL OF SALE

STATE OF NEW MEXICO

§

§

COUNTY OF LEA

§

KNOW ALL MEN BY THESE PRESENTS:

THAT, ENERQUEST OIL & GAS, LTD., whose address is 303 W. Wall, Suite 1400, Midland, Texas 79701; DINGUS INVESTMENTS, INC., whose address is P. O. Box 11120, Midland, Texas 79702; CRUMP FAMILY PARTNERSHIP, LTD., a Texas limited partnership, whose address is P. O. Box 50820, Midland, Texas 79710; LONE STAR OIL & GAS, INC., a Texas corporation, whose address is P. O. Box  2735, Midland, Texas 79702; KITE ROYALTY CO., LLC, an Oklahoma limited liability company, whose address is P. O. Box 54926, Oklahoma City, Oklahoma 73154; WHITE STAR ROYALTY CO., LLC, an Oklahoma limited liability company, whose address is P. O. Box 18693, Oklahoma City, Oklahoma 73154;JHJ OIL, LLC, a Texas limited liability company, whose address is P. O. Box 251222, Plano, Texas 75025; MCH OIL, LLC, a Texas limited liability company, whose address is P. O. Box 251222, Plano, Texas 75025; CHRISTOPHER P. RENAUD AND WIFE, COURTNEY H. RENAUD, whose address is P. O. Box 11301, Midland, Texas 79702; ERAM ALI AND WIFE, VICKI J. ALI, whose address is P. O. Box 81052, Midland, Texas 79702; DOUGLAS H. CHRISTENSEN AND WIFE, CHERYL A. CHRISTENSEN, whose address is P. O. Box 3790, Midland, Texas 79702; and DAVID H. ARRINGTON AND WIFE, SHELLY ARRINGTON, whose address is P. O. Box 2071, Midland, Texas 79702 (collectively, “Assignor”) in consideration of Ten Dollars ($10.00) and other good and valuable consideration to them in hand paid, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms, conditions and reservations contained herein, do hereby GRANT, BARGAIN, CONVEY, SELL, ASSIGN, and TRANSFER unto ARENA RESOURCES INC., whose address is 4920 South Lewis, Suite 107, Tulsa, Oklahoma 74105 (“Assignee”) the following assets, LESS AND EXCEPT the Excluded Assets (defined below):

1.

all of Assignor’s right, title and interest in and to the oil, gas and/or mineral leases described on Exhibit A attached hereto and made  part hereof (the "Leases"), together with all rights incident thereto, including without limitation, all rights in any pooled, unitized or communitized acreage by virtue of the Leases being a part thereof;

2.

all of Assignor’s right, title, and interest in and to that certain Term Royalty Interest in the NE/4 of Section 30, Township 18 South, Range 39 East, Lea County, New Mexico, limited in depth from the surface to the base of the San Andres formation only, created by that certain Deed of Term Royalty in Lease dated as of May 1, 1996, recorded in Book 799, Page 485 of the Lea County Records, Lea County, New Mexico, from Russell T. Rudy and wife, Kathy J. Rudy, to David Wrather;

3.

all of Assignor’s right, title and interest in and to the following assets insofar as the same do not constitute Excluded Assets and are attributable to, pertinent to, incidental to or used for the operation of the Leases:

(a)

all easements, rights of way, permits, licenses, servitudes or other interests used in connection with the Leases;

(b)

all wells, equipment and other personal property, inventory, spare parts, tools, fixtures, pipelines, platforms, tank batteries, appurtenances, and improvements situated upon the Leases are used or held for use in connection with the development or operation of the Leases or the production, treatment, storage, compression, processing or transportation of hydrocarbons from or in the Leases;

(c)

all contracts, agreements and title instruments to the extent attributable to and affecting the Leases, including without limitation, all hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing and fractionating contracts, and joint operating agreements; and

(d)

all lease files, land files, well files, production records, division order files, abstracts, title opinions and contract files, insofar as the same are directly related to the Leases, and including, without limitation, all seismic, geological, geochemical, and geophysical information and data, to the extent that such data is not subject to any third party restrictions, but excluding Assignor's proprietary interpretations of same; and

4.

all of Assignor's right, title and interest in all merchantable oil and condensate (for oil or liquids in storage tanks, being only that oil or liquids physically above the top of the inlet connection into such tanks) produced from or attributable to the Leases prior to the Effective Time (defined below) which have not been sold by Assignor and are in storage at the Effective Time ("Inventory Hydrocarbons");

The interests described in paragraphs 1, 2 and 3 above, less and except the Excluded Assets, are collectively referred to herein as the “Assets”.

The Assets do not include and Assignee agrees and acknowledges that Assignor has RESERVED and RETAINED from the Assets and Assignor hereby RESERVES and RETAINED unto Assignor, their respective heirs, successors and assigns, any and all rights, titles and interests in and to the following:

()

all of Assignor's royalty, overriding royalty and fee mineral interests in the Leases, in the lands covered by the Leases and/or in lands pooled, unitized or communitized with lands covered by the Leases, less and except the term royalty interest specifically described in item 2 above;

(b)

() all trade credits, accounts receivable, notes receivable and other receivables attributable to Assignor's interest in the Assets with respect to any period of time prior to the Effective Time; () all deposits, cash, checks in process of collection, cash equivalents and funds attributable to Assignor's interest in the Assets with respect to any period of time prior to the Effective Time; and () all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets prior to the Effective Time;

(c)

all corporate, financial, and tax records, economic evaluations and reserve reports of Assignor and all records that are subject to the attorney/client or work product privilege (other than title opinions covering any interest in the Assets); however, Assignee shall be entitled to receive copies of any tax records which directly relate to any assumed obligations, or which are necessary for Assignee's ownership, administration, or operation of the Assets;

(d)

all claims and causes of action of Assignor arising from acts, omissions or events, or damage to or destruction of the Assets, occurring prior to the Effective Time;

(e)

all rights, titles, claims and interests of Assignor relating to the Assets prior to the Effective Time () under any policy or agreement of insurance or indemnity; () under any bond; or () to any insurance or condemnation proceeds or awards;

(f)

all hydrocarbons produced from or attributable to the Assets with respect to all periods prior to the Effective Time, together with all proceeds from or of such hydrocarbons, except the Inventory Hydrocarbons;

(g)

claims of Assignor for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem or any other taxes attributable to any period prior to the Effective Time, or income or franchise taxes;

(h)

all amounts due or payable to Assignor as adjustments or refunds under any contracts or agreements (including take-or-pay claims) affecting the Assets, respecting periods prior to the Effective Time;

(i)

all amounts due or payable to Assignor as adjustments to insurance premiums related to the assets with respect to any period prior to the Effective Time;

(j)

all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets, and all accounts receivable attributable to the Assets, prior to the Effective Time;

(k)

all of Assignor's intellectual property, including, but not limited to, proprietary computer software, patents, trade secrets, copyrights, names, marks and logos; and

(l)

all of Assignor's remote terminal units,  automobiles and trucks located on or used in connection with the Assets described in Exhibit A,

(items (a) through (l) above being collectively referred to herein as the "Excluded Assets")

Assignee, in consideration of the mutual benefits to be derived hereunder by its acceptance hereof, understands and agrees to the following terms and conditions

1.

This Conveyance is made subject to that certain Purchase and Sale Agreement (the “Purchase Agreement”) dated April 22, 2004 between Assignor and Assignee, and all terms and conditions of said Purchase Agreement are incorporated herein by reference to the same extent and with the same effect as if copied in full herein.  In the event of a conflict between the terms and conditions of this Conveyance and the terms and conditions of the Purchase Agreement, the Purchase Agreement shall govern and control.

2.

THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY TYPE, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT THAT EACH ASSIGNOR SEVERALLY WARRANTS TITLE TO THE INTEREST HEREIN CONVEYED BY SUCH ASSIGNOR BY, THROUGH AND UNDER SUCH ASSIGNOR BUT NOT OTHERWISE.  This Assignment is made with full substitution and subrogation to Assignee in and to all covenants and warranties by others heretofore given or made with respect to the Assets.

3.

Assignor and Assignee will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to said party all of the respective properties, rights, titles, interest, estates and privileges intended to be assigned, delivered or inuring to the benefit of such party in consummation of the transaction contemplated hereby.

TO HAVE AND TO HOLD the same unto the said Assignee forever.  The provisions hereof shall be covenants running with the land and shall inure to the benefit of and be binding upon Assignor and Assignee, their respective heirs, personal representatives, successors and assigns.

IN WITNESS HEREOF, the undersigned have executed this instrument on the date of the acknowledgments annexed hereto, but to be effective for all purposes on March 1, 2004, at 7:00 a.m. local time where the Assets are located (the "Effective Time").

ASSIGNOR:

ENERQUEST OIL & GAS, LTD.

By:

ENERQUEST PROPERTY MANAGEMENT,

LLC, its General Partner

By:________________________________________

Name:

Title:

DINGUS INVESTMENTS, INC.

By:________________________________________

Name:

Title:

CRUMP FAMILY PARTNERSHIP, LTD.

By:  Black & Crump, Inc., its general partner

By:_________________________________________

Name:

Title:

LONE STAR OIL & GAS, INC.

By:_________________________________________

Name:

Title:

KITE ROYALTY CO., LLC

By:_________________________________________

Name:

Title:

WHITE STAR ROYALTY CO., LLC

By:_________________________________________

Name:

Title:

JHJ OIL, LLC

By:

Name:

Title:

MCH OIL, LLC

By:

Name:

Title:

CHRISTOPHER P. RENAUD

COURTNEY H. RENAUD

ERAM ALI

VICKI J. ALI

DOUGLAS H. CHRISTENSEN

CHERYL A. CHRISTENSEN

DAVID H. ARRINGTON

SHELLY ARRINGTON

ASSIGNEE:

ARENA RESOURCES INC.

By:________________________________________

Name:

Title:

Exhibit C - Page #

Mid: 008523\000033\409586.2

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of EnerQuest Property Management, LLC,  a Texas limited liability company, acting as General Partner of ENERQUEST OIL & GAS, LTD., a Texas limited partnership, on behalf of said limited liability company and limited partnership.

_________________________________________

Notary Public, State of Texas

My Commission Expires: _____________________

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of DINGUS INVESTMENTS, INC., a Texas corporation, on behalf of said corporation.

_________________________________________

Notary Public, State of Texas

My Commission Expires:

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of Black & Crump, Inc., a Texas corporation, acting as General Partner of CRUMP FAMILY PARTNERSHIP, LTD., a Texas limited partnership, on behalf of said corporation and limited partnership.

_________________________________________

Notary Public, State of Texas

My Commission Expires: _____________________

Exhibit C - Page #

Mid: 008523\000033\409586.2

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of LONE STAR OIL & GAS, INC., a  Texas corporation, on behalf of said corporation.

_________________________________________

Notary Public, State of Texas

My Commission Expires: ________________

STATE OF

'

COUNTY OF

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of KITE ROYALTY CO., LLC, an Oklahoma limited liability company, on behalf of said limited liability company.

_________________________________________

Notary Public, State of

My Commission Expires: ________________

STATE OF

'

COUNTY OF

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of WHITE STAR ROYALTY CO., LLC, an Oklahoma limited liability company, on behalf of said limited liability company.

_________________________________________

Notary Public, State of

My Commission Expires: ________________

Exhibit C - Page #

Mid: 008523\000033\409586.2

STATE OF TEXAS

'

COUNTY OF

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, _______________________ of JHJ OIL, LLC, a Texas limited liability company, on behalf of said limited liability company.

_________________________________________

Notary Public, State of Texas

My Commission Expires: ________________

STATE OF TEXAS

'

COUNTY OF

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, _____________________ of MCH OIL, LLC, a Texas limited liability company, on behalf of said limited liability company.

_________________________________________

Notary Public, State of Texas

My Commission Expires: ________________

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by CHRISTOPHER P. RENAUD and COURTNEY H. RENAUD, husband and wife.

_________________________________________

Notary Public, State of Texas

My Commission Expires:______________

Exhibit C - Page #

Mid: 008523\000033\409586.2

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ERAM ALI and VICKI J. ALI, husband and wife.

_________________________________________

Notary Public, State of Texas

My Commission Expires: _______________

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by DOUGLAS H. CHRISTENSEN and CHERYL A. CHRISTENSEN, husband and wife.

_________________________________________

Notary Public, State of Texas

My Commission Expires: ________________

Exhibit C - Page #

Mid: 008523\000033\409586.2

STATE OF TEXAS

'

COUNTY OF MIDLAND

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by DAVID H. ARRINGTON and SHELLY ARRINGTON, husband and wife.

_________________________________________

Notary Public, State of Texas

My Commission Expires: ________________

STATE OF

'

COUNTY OF

'

This instrument was acknowledged before me on the _____ day of ____________, 2004, by ____________________________, ___________________ of ARENA RESOURCES, INC., a Nevada corporation, on behalf of said corporation.

_________________________________________

Notary Public, State of _____________

My Commission Expires:________________

Exhibit C - Page #

Mid: 008523\000033\409586.2

EXHIBIT D

Attached to and made a part of that certain

Purchase and Sale Agreement dated April 22, 2004

by and between EnerQuest Oil & Gas, Ltd., et al., as Seller,

and Arena Resources Inc., as Buyer

NON-FOREIGN AFFIDAVIT

Exemption from Withholding of Tax For

Dispositions of U.S. Real Property Interests

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform ________________that withholding of tax is not required upon the disposition of U.S. real property interests by ________________________________________ the undersigned hereby certifies the following:

1.

The undersigned is not a foreign corporation, foreign partnership, foreign trust, or foreign estate for purposes of U.S. income taxation;

2.

The undersigned's taxpayer identification number is: ___________________.

3.

The home or office address of the undersigned is ____________________________.

The undersigned understand that this certification may be disclosed to the Internal Revenue Service by Arena Resources Inc. and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certificate and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document.

DATED this ______ day of ________________, 2004.

______________________

______________________

STATE OF __________

§

§

COUNTY OF __________

§

SWORN TO AND SUBSCRIBED BEFORE ME this _____ day of ________________, 2004, by _____________________________.

_____________________________________

Notary Public, State of __________

Exhibit D - Page #

Mid: 008523\000033\409586.2

EXHIBIT E

Attached to and made a part of that certain

Purchase and Sale Agreement dated April 22, 2004

by and between EnerQuest Oil & Gas, Ltd., et al., as Seller,

and Arena Resources Inc., as Buyer

GAS IMBALANCES

None.

Exhibit E-Page 1

Mid: 008523\000033\409586.2